                                                                    EXHIBIT 10.2


                             STOCKHOLDERS AGREEMENT


                  STOCKHOLDERS AGREEMENT, dated as of July 31, 1997, among SunSource Inc., a Delaware corporation (the "Corporation"), Lehman Brothers (as hereinafter defined), Donald T. Marshall ("Marshall"), John P. McDonnell ("McDonnell"), Norman V. Edmonson ("Edmonson"), Harold J. Cornelius ("Cornelius"), Max W. Hillman ("Hillman"), Joseph M. Corvino ("Corvino") and the respective S-corporations of Marshall, McDonnell, Edmonson, Cornelius, Hillman and Corvino listed on the signature page hereto (Marshall, McDonnell, Edmonson, Cornelius, Hillman and Corvino and their respective S-corporations being collectively referred to herein as the "Senior Executives").


                                   BACKGROUND


                  The Corporation has been formed to accomplish the conversion (the "Conversion") of SunSource L.P. (the "Partnership") to corporate form. In the Conversion, Lehman/SDI, Inc., which is the general partner of SDI Partners I, L.P., the general partner of the Partnership (the "General Partner"), and the Senior Executives, who are the limited partners of the General Partner, will receive Common Stock of the Corporation (the "Common Stock") in exchange for their interests in the General Partner. In addition, affiliates of Lehman Brothers and the Senior Executives presently own Class B limited partnership interests in the Partnership which will be converted in the Conversion into Common Stock. For purposes of this Agreement, "Lehman Brothers" shall mean Lehman Brothers Holdings Inc., Lehman/SDI, Inc., Lehman Ltd. I, Inc., Lehman Brothers Capital Partners I, L.P. (or upon dissolution of Lehman Brothers Capital Partners I, LB I Group, Inc., its general partner) and any other person affiliated with the foregoing entities to which they distribute shares of Common Stock received by them in the Conversion.


                  The purpose of this Agreement is to provide for certain restrictions on the sale of Common Stock by the parties after the Conversion, certain corporate governance matters with respect to the voting of shares of Common Stock and certain bylaw provisions.

                  NOW, THEREFORE, in consideration of the consideration to be received by Lehman Brothers and the Senior Executives in the Conversion and the mutual promises contained herein, the parties agree as follows:

                  Section 1. Sale of Shares of Common Stock. Lehman Brothers and the Senior Executives each agree that they and their respective affiliates will not sell any shares of Common Stock which they beneficially own, in a single transaction or series of related transactions, to any third person or persons which to the knowledge of Lehman Brothers and the Senior Executives after reasonable inquiry, would beneficially own after such transactions more than 10% of the then outstanding Common Stock (or more than 15% of the then outstanding Common Stock if such person or persons are eligible to report the acquisition of such shares on Schedule 13G pursuant to Rule 13d-1(b)(1) under the Securities Exchange Act of 1934, as such rule is currently in effect).

                  Section 2. Voting of Shares. On matters submitted to a vote of stockholders, Lehman Brothers and the Senior Executives each agree to vote (or cause to be voted), in the same proportion as the shares of outstanding Common Stock not owned by them ("Unaffiliated Shares") that are voted on any such matter, that percentage of Excess Voting Shares held by them at such time that equals the percentage of outstanding Unaffiliated Shares that are voted on such matter. "Excess Voting Shares" means the shares of Common Stock beneficially owned by Lehman Brothers or the Senior Executives, as the case may be (and their respective affiliates), at any time, that represents voting power in excess of their respective voting powers immediately prior to the Conversion that they would have had in a vote of the holders of the Class A Interests and the Class B Interests voting together as a single class. On matters that are the subject of action by written consent of stockholders in lieu of meeting, Lehman Brothers and the Senior Executives each agree to deliver (or cause to be delivered) written consents with respect to a number of shares of Common Stock equal to the percentage of outstanding Unaffiliated Shares that have delivered written consents in such matter times the number of Excess Voting Shares held by each of them.

                  Section 3. Board of Directors. The Board of Directors of the Corporation shall consist of nine directors, of whom three directors may be nominated by management, four will be Independent Directors (as defined in the provision of the Bylaws of the Corporation attached as Exhibit 1) and two directors may be nominated by Lehman Brothers if Lehman Brothers holds more than 20% of the outstanding shares of Common Stock or one director may be nominated by Lehman Brothers if Lehman Brothers holds between 10% and 20% of the outstanding shares of Common Stock. Lehman Brothers and the Senior Executives each agree to vote the shares of Common Stock owned by them to carry out the provisions of this section, subject to the provisions of Section 2.

                  Section 4. Bylaw Provision. The bylaws of the Corporation shall include the provision set forth in Exhibit 1 hereto. Lehman Brothers and the Senior Executives agree to vote the shares of Common Stock owned by them to carry out the provisions of the Bylaws, subject to the provisions of Section 2.


                  Section 5. Ownership of Interests. Each party hereto represents and warrants that it is the owner of record and beneficially of the general or a limited partnership interest in the General Partner described opposite its name on Exhibit A hereto and that the information in such exhibit relating to the ulitmate beneficial ownership of such interests is true and correct.

                  Section 6. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts made and to be performed in that State.

                  Section 7. Further Assurances. From and after the date of this Agreement, the parties hereto shall execute and deliver such instruments, documents and other writings and take such actions as may be reasonably necessary to effectuate fully the intent and purpose of this Agreement.

                  Section 8. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be sufficient if given in writing and delivered personally, by Federal Express or similar overnight delivery, by telecopy or facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):


                  If to the Corporation:

                           SunSource Inc.
                           2600 One Logan Square
                           Philadelphia, PA 19103
                           Attn: Norman V. Edmonson

                  If to Lehman Brothers:


                           c/o Lehman Brothers, Inc.
                           3 World Financial Center
                           New York, NY 10285
                           Attn: Henri Talerman


                  If to any Senior Executive:


                           c/o SunSource Inc.
                           2600 One Logan Square
                           Philadelphia, PA 19103
                           Attn: Senior Executive


                  IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.

                                             SUNSOURCE INC.


                                             By /s/ Donald T. Marshall
                                                --------------------------------
                                             Title Chairman



                                             LEHMAN/SDI, INC.


                                             By /s/ Donald T. Marshall
                                                --------------------------------
                                             Title Chairman

                                        LEHMAN LTD. I, INC.

                                        By /s/
                                            -------------------------------
                                        Title
                                            -------------------------------


                                        LEHMAN BROTHERS CAPITAL PARTNERS I, L.P.

                                        By /s/
                                           --------------------------------
                                        Title
                                           --------------------------------


                                        LB I GROUP, INC.
                                        By /s/
                                           --------------------------------
                                        Title
                                           --------------------------------

                                        DOTMAR CORP.

     /s/ Donald T. Marshall             By /s/ Donald T. Marshall
------------------------------          ---------------------------------
         Donald T. Marshall

                                        JPM CORP.


      /s/ John P. McDonnell            By /s/ John P. McDonnell
------------------------------          ---------------------------------
         John P. McDonnell

                                        NORVED CORP.


     /s/ Norman V. Edmonson             By /s/ Norman V. Edmonson
------------------------------          ---------------------------------
         Norman V. Edmonson

                                        HJC CORP.


     /s/ Harold J. Cornelius            By /s/ Harold J. Cornelius
------------------------------          ---------------------------------
         Harold J. Cornelius

                                        MWH CORP.


      /s/ Max W. Hillman                By /s/ Max W. Hillman
------------------------------          ---------------------------------
         Max W. Hillman

                                        DIACOR CORP.


      /s/ Joseph M. Corvino             By /s/ Joseph M. Corvino
------------------------------          ---------------------------------
         Joseph M. Corvino

                                                                       EXHIBIT A


Entity                                     Interests Held in General Partner
------
General Partner
---------------
Lehman/SDI, Inc.                           100.0% general partnership interest
----------------
Limited Partners

Dotmar Corp.                               39.00% limited partnership interest

JPM Corp.                                  12.00% limited partnership interest

Norved Corp.                               25.00% limited partnership interest

Diacor Corp.                                2.00% limited partnership interest

HJC Corp.                                   6.00% limited partnership interest

MWH Corp.                                   6.00% limited partnership interest

LJC Corp.                                   5.00% limited partnership interest

Celar Corp.                                 5.00% limited partnership interest

                                                                       ANNEX 1

         SECTION __. Approval of Independent Directors for Certain Actions.--(a) Prior to September 30, 2000, the approval of at least a majority of the corporation's Independent Directors (as defined below) shall be required to approve (i) any amendment to the certificate of incorporation or bylaws of the corporation or any stockholder rights plan of the corporation (including the redemption of the rights thereunder or waiver of any provision thereof) or any waiver of, or "opt-out" from, the benefit or effect of any provision thereof) or other provision applicable to the corporation including section 203 of the GCL); or (ii) any agreement binding the corporation in respect of the sale, in a single transaction or a series of related transactions, of all or a Substantial Part of the corporation (as defined below), whether by liquidation, consolidation, dissolution, sale of capital stock or assets, tender or exchange offer, merger or other business combination.

         (b) The approval of at least a majority of the corporation's Independent Directors shall be required to approve and authorize (i) any transaction or series of related transactions between the corporation or any of its subsidiaries, on the one hand, and any Stockholder (as defined below) or any affiliate of a Stockholder, on the other hand, (ii) any amendment to, or waiver of, any provisions of the Stockholders Agreement, dated as of July 31, 1997, among the Corporation and certain of its stockholders, or (iii) notwithstanding the terms of the preceding paragraph (a), any amendment to the certificate of incorporation or bylaws of the corporation which would amend, repeal, waive, contravene or otherwise alter this paragraph (b), including amendments of the defined terms used herein.


         For purposes of the foregoing:

         "Independent Director" means a director of the corporation who is not (apart from such directorship) (i) an officer, director, affiliate, employee, principal stockholder, consultant or partner of a Stockholder or any affiliate of a Stockholder or of any entity that was dependent upon a Stockholder or any affiliate of a Stockholder for more than 5% of its revenues or earnings in its most recent fiscal year, or (ii) an officer, employee, consultant or partner of the corporation or any affiliate of the corporation or an officer, employee, principal stockholder, consultant or partner of an entity that was dependent upon the corporation or any affiliate of the corporation for more than 5% of its revenues or earnings in its most recent fiscal year;

         "Stockholder" means SDI Partners I, L.P., Lehman Brothers Capital Partners I, L.P., Lehman/SDI, Inc., Lehman Brothers Holdings Inc. and their respective affiliates or successors, and any officer, director, employee, principal stockholder or partner of such entities, affiliates or successors; and

         "Substantial Part of the corporation" means, as of any date, thirty percent (30%) or more of (i) the outstanding capital stock of the corporation (measured by economic interest or voting power), or (ii) the book value of the consolidated tangible assets of the corporation and its subsidiaries, taken as a whole (without regard to any liabilities of the corporation or any of its subsidiaries), as of the end of its most recent fiscal quarter ending prior to the time the determination is made.